Ventas, Inc. January 2008 Private Pay Senior Housing Recap All footnotes are listed on final slide. Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. The most important factors that could prevent the Company from achieving its stated goals include, but are not limited to: (a) the ability and willingness of the
Company‘s operators, tenants, borrowers, managers and other third parties, as applicable, to meet and/or perform the obligations under their various contractual arrangements with the Company; (b) the ability and willingness of Kindred Healthcare, Inc. (together with its subsidiaries, “Kindred”),
Brookdale Living Communities, Inc. (together with its subsidiaries, “Brookdale”) and Alterra Healthcare Corporation (together with its subsidiaries,
“Alterra”) to meet and/or perform their obligations to indemnify, defend and hold the Company harmless from and against various claims, litigation and liabilities under the Company’s respective contractual arrangements with Kindred, Brookdale and Alterra; (c) the ability of the Company‘s operators, tenants, borrowers and managers, as applicable, to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities; (d) the Company's success in implementing its business strategy and the Company's ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including those in different asset types and outside the United States; (e) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (f) the ability of the Company’s operators and managers, as applicable, to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (g) the Company‘s ability and willingness to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations; (h) risks associated with the acquisition of
Sunrise Senior Living REIT (“Sunrise REIT”), including the timely delivery of accurate property-level financial results for the Company’s properties and the Company’s ability to timely and fully realize the expected revenues and cost savings therefrom; (i) factors causing volatility in the Company’s revenues generated by the properties acquired in connection with the acquisition of Sunrise REIT, including without limitation national and regional economic conditions, costs of materials, energy, labor and services, employee benefit costs and professional and general liability claims; and (j) the other factors set forth in the Company‘s periodic filings with the Securities and Exchange Commission.
Please note that quantitative reconciliations between each non-GAAP financial measure contained in this presentation and its most directly comparable
GAAP measure are available in the Investor Relations section of the Company’s website at http://www.ventasreit.com.

Total: 518 Owned Facilities
1
Skilled Nursing Facilities (Total: 197)
Hospitals (Total: 42)
Seniors Housing (Total: 252)
Medical Office and Other Facilities (Total: 27)
6
1
7
2
9
2
4
7
5
2
4
4
11
13
14
27
4
16
3
2
4
6
2
26
3
8
1
2
1
1
1
7
1
2
4
1
3
1
6
1
2
2
3
1
18
1
10
11
25
1
17
10
2
5
16
1
3
1
2
4
27
2
10
2
3
1
8
6
9
4
9
6
14
9
1
6
1
5
1
2
5
3
8
1
1
6
2
1
1
2
Ventas Private Pay Senior Housing Recap
3
I. Ventas Portfolio Overview
Diverse, High-Performing Portfolio Operated by Top Care Providers in 43
States and 2 Canadian Provinces

II. High Quality Locations for Private Pay Senior Housing – 252 Assets
80% of Private Pay Senior Housing Revenue from Top 31 MSAs (as defined by NIC)
and 2 Major Canadian Provinces²
56%
141 / 252
76%
$3.30bn / $4.35bn
80%
$444.5mm / $556.1mm
Top 31 MSAs & Canada
By # of Properties¹
Top 31 MSAs & Canada
By Investment³
Top 31 MSAs & Canada
By Revenue²
Ventas Private Pay Senior Housing Recap

III.Ventas Triple Net Leases For Private Pay Senior Housing (174 Assets) Are
Best in Class with Strong Credit Support
Combination of Master Leases, Cash Flow Coverage, Corporate Guaranties,
Security Deposits, and Unique Covenant Protection Enhance Rent Reliability
A. Master Leases Predominate for Private Pay Senior Housing Portfolio:
Ventas Private Pay Senior Housing Recap
90%
157 / 174
91%
$2.13bn / $2.35bn
90%
$182.5mm / $202.0mm
% of Master Leases
By # of Properties¹
% of Master Leases
By Investment³
% of Master Leases
By Revenue²

III.Ventas Triple Net Leases For Private Pay Senior Housing (174 Assets) Are
Best in Class with Strong Credit Support (cont.)
B. Tenant Guaranties from Creditworthy Entities Enhance Rent Reliability:
Example:  Brookdale Guaranties ~$123mm per Year in Rent.   Brookdale’s
Equity Market Capitalization is ~$3 billion.  Credit Quality is Key!
Ventas Private Pay Senior Housing Recap
100%
174 / 174
100%
$2.35bn / $2.35bn
100%
$202.0mm / $202.0mm
Leases with Guaranties
By # of Properties¹
Leases with Guaranties
By Investment³
Leases with Guaranties
By Revenue²

III. Ventas Triple Net Leases For Private Pay Senior Housing (174 Assets) Are
Best in Class with Strong Credit Support (cont.)
C. Tenant Security Deposits Provide Another Layer of Protection.  Private Pay Senior
Housing Leases with at Least One Month Security Deposit (Average is 4.5 Months):
D. Most Ventas Private Pay Senior Housing Leases Have Strong Contractual Protection.
Examples:
1. Property Level Cash Flow Coverage Tests
2. Detailed Quarterly Reporting
3. Net Worth and/or Fixed Charge Tests for Guarantors
4. Change of Control Consent Provisions
Ventas Private Pay Senior Housing Recap
68%
118 / 174
84%
$1.97bn / $2.35bn
83%
$168.2mm / $202.0mm
Leases with Security
Deposits By # of Properties¹
Leases with Security
Deposits By Investment³
Leases with Security
Deposits By Revenue²

III.Ventas Triple Net Leases For Private Pay Senior Housing (174 Assets) Are
Best in Class with Strong Credit Support (cont.)
E. Tenant Renewal Options in Private Pay Senior Housing Leases – Where
Renewal Rent is Greater of Fair Market Rent or Escalated Rent:
Ventas Private Pay Senior Housing Recap
95%
166 / 174
96%
$2.26bn / $2.35bn
96%
$193.3mm / $202.0mm
Leases with Renewal
Rent > FMR or Esc. Rent By
# of Properties¹
Leases with Renewal
Rent > FMR or Esc. Rent
By Investment³
Leases with Renewal
Rent > FMR or Esc. Rent
By Revenue²

III. Ventas Triple Net Leases For Private Pay Senior Housing (174 Assets) Are
Best in Class with Strong Credit Support (cont.)
F. Private Pay Senior Housing Leases – Ventas Retains Upside.  Leases With No Tenant
Purchase Option:
G. Private Pay Senior Housing Leases - Leases with Tenant Purchase Option where Tenant
Shares Appreciation:
Ventas Private Pay Senior Housing Recap
85%
147 / 174
89%
225 / 252
90%
$2.10bn / $2.35bn
94%
$4.10bn / $4.35bn
88%
$177.4mm / $202.0mm
96%
$531.5mm / $556.1mm
Leases with No P.O.
By # of Properties¹
Leases with No P.O.
By Investment³
Leases with No P.O.
By Revenue²
44%
12 / 27
51%
$125.4mm / $246.0mm
48%
$11.7mm / $24.6mm
Lease w/P.O. Appreciation
Sharing By # of Properties¹
Leases w/P.O. Appreciation
Sharing By Investment³
Leases w/P.O. Appreciation
Sharing By Revenue²
NNN:
NNN
& SRZ:

IV.Ventas Retains Upside and Value Creation at its Senior Housing Assets
A. Whole Ventas Private Pay Senior Housing Portfolio with No Tenant Purchase
Option, or where Tenant Purchase Option Price is > Fair Market Value:
Ventas Private Pay Senior Housing Recap
95%
240 / 252
97%
$4.22bn / $4.35bn
98%
$544.3mm / $556.1mm
Leases with No P.O. or
with P.O. > FMV
By # of Properties¹
Leases with No P.O. or
with P.O. > FMV
By Investment³
Leases with No P.O. or
with P.O. > FMV
By Revenue²

V. Private Pay Senior Housing Triple Net Leases Have Long Term Revenue Rollover
Schedule²
Ventas Private Pay Senior Housing Recap
1.5%
2.5%
0.2%
8.6%
87.2%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 After
2018

Senior
Housing
Operating
Revenue
42%
Ventas Private Pay Senior Housing Recap
VI.Sunrise Private Pay Senior Housing Revenues are Granular and Stable with Higher
Growth Potential: 42% of VTR Revenue Derived From ~7,000 Individual
Seniors²

VII.Ventas Private Pay Senior Housing Portfolio Has Limited IL/CCRC Units, &
Substantially All are in Triple Net Leases with Credit Support
A. Resident Needs, Not Unit Designation, Determine Character of Property.  Usage
Changes Over Time.
Capital Senior Living FY2006 10-K:
“The Company’s operating strategy is to provide quality senior living communities and services to its residents, while achieving and sustaining a strong, competitive position within its chosen markets, as well as to continue to enhance the performance of its operations. The Company provides senior living services to the elderly, including independent living, assisted living, skilled nursing and home care services. Many of the Company’s communities offer a continuum of care to meet its residents’ needs as they change over time.
This continuum of care, which integrates independent
living and assisted living and is bridged by home care through independent home care agencies or the
Company’s home care agency, sustains residents’ autonomy and independence based on their physical and mental abilities.”
Brookdale FY2006 10-K:
“We offer our residents access to a full continuum of services across all sectors of the senior living industry. As of December 31, 2006, we operated four business segments in which we have 66 independent living facilities with 11,986 units/beds, 408 assisted living facilities with 20,974 units/beds, 48 retirement centers or continuing care retirement communities (CCRCs), with 13,763 units/beds and 24 facilities with 4,548 units/beds where we provide management services for third parties and affiliates. The majority of our units/beds are located in campus settings or facilities
containing multiple services, including CCRCs.”
Ventas Private Pay Senior Housing Recap

VII.Ventas Private Pay Senior Housing Portfolio Has Limited IL/CCRC Units, & Substantially
All are in Triple Net Leases with Credit Support (cont.)
B. Ventas Private Pay Senior Housing Portfolio is Primarily Need Based AL/ALZ
Ventas Private Pay Senior Housing Recap
64%
15,206 / 23,906
70%
$3.03bn / $4.35bn
79%
$437.6mm / $556.1mm
Estimated % of
AL/ALZ Services
By Unit/Bed Count¹
Estimated % of
AL/ALZ Services
By Investment³
Estimated % of
AL/ALZ Services
By Revenue²

VIII.Ventas High Quality Private Pay Senior Housing Portfolio Produces Reliable
Cash Flows
A. Infill Locations – Top 31 MSAs and 2 Major  Canadian Provinces
B. Best in Class Lease Structure and Credit Support
C. Ventas Retains Asset Ownership Due to Few Tenant Purchase Options
D. Ventas Retains Upside/Appreciation in its Assets
E. Triple Net Leases are Long Term with Limited Near Term Rollover
F. Sunrise Assets Provide Granular Stable Cash Flows with Higher Growth
Potential
G. Most of Ventas’s Private Pay Senior Housing Portfolio is Need Based;
Substantially all ILF/CCRCs are Triple Net Leased with Credit Support
Ventas Private Pay Senior Housing Recap

Ventas, Inc.
January 2008
(1) Portfolio as of November 8, 2007.
(2) Annualized 3Q 2007 Ventas revenue assuming all events occurred at the beginning of the period.
(3) Excludes Sunrise REIT Purchase Accounting Adjustments. Sunrise assets valued at $2bn.